Exhibit 10.14

SEVENTH AMENDMENT TO AMENDED AND RESTATED LETTER AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LETTER AGREEMENT (this “Amendment”) dated, effective as of May 18, 2007 (the “Effective Date”) is by and between FRIEDMAN INDUSTRIES, INCORPORATED (“Borrower”) and JPMORGAN CHASE BANK, N.A. (“Bank”).

PRELIMINARY STATEMENT.  The Bank and the Borrower are parties to an Amended And Restated Letter Agreement dated as of April 1, 1995, as amended by a First Amendment dated as of April 1, 1997, a Second Amendment dated as of July 21, 1997, a Third Amendment dated as of April 1, 1999, a Fourth Amendment dated as of June 1, 2001, a Fifth Amendment dated as of April 1, 2003 and a Sixth Amendment dated as of April 1, 2005 (collectively, “Letter Agreement”). All capitalized terms defined in the Letter Agreement and not otherwise defined in this Amendment shall have the same meanings in this Amendment as assigned to them in the Letter Agreement. The Bank and the Borrower have agreed to amend the Letter Agreement to the extent set forth herein, and in order to, among other things, renew and increase the Revolving Line of Credit.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

1. Section 1 of the Letter Agreement is amended and restated in its entirety to read as follows:

“SECTION 1 — THE LINE

Section 1.1  Revolving Line of Credit  Subject to the terms and conditions hereof, the Bank agrees to make upon the request of the Borrower, loans (the “Loan” or “Loans”) to the Borrower from time to time before the Termination Date, not to exceed at any one time outstanding $10,000,000.00 (the “Revolving Line of Credit” or the “Line”)). The Borrower shall have the right to borrow, repay and reborrow. The Bank and the Borrower agree that Chapter 346 of the Texas Finance Code shall not apply to this Agreement, the Note or any Loan. The Loans shall be evidenced by, shall bear interest and shall be payable as provided in the promissory note of Borrower dated May 18, 2007 executed by the Borrower and payable to the order of the Bank in the principal amount of $10,000,000.00 on or before April 1, 2010 (together with any renewals, modifications and replacements thereof, the “Note”), which is given in renewal, increase and modification of the revolving promissory note dated April 1, 2005 executed by the Borrower and payable to the order of the Bank in the principal amount of $6,000,000.00. The purpose of the Loans made under the Revolving Line of Credit is to provide the Borrower with working capital support. “Termination Date” means the earlier of: (a) April 1, 2010; or (b) the date specified by Bank in accordance with Section 5 of the Credit Agreement.

Section 1.2  Collateral  The Line is unsecured, but is subject to a negative pledge of real property and improvements of the warehouse/distribution facility as further described in Section 4.4 of this Letter Agreement. The term “Loan Documents” as used herein shall refer to the Note, this Letter Agreement and any other document, instrument, agreement and writing that may be required executed, or to be executed, and delivered, or previously delivered, by the Borrower to the Bank to properly complete the above described transactions and any renewal, extension, modification, supplement, replacement, rearrangement, increase, or substitution of any of the foregoing.”

2. The minimum working capital requirement that the Borrower has been required to maintain is deleted in its entirety. The minimum tangible net worth as adjusted that the Borrower is required to maintain is increased from $27,000,000.00 to $33,000,000.00. To reflect these changes, Exhibit A of the Letter Agreement is amended by and replaced with the Exhibit A attached to this Amendment for all purposes.

3. The Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Letter Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

Page 1 of 2 Pages

4. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below, and the term “Agreement” as used in the Letter Agreement shall also refer to the Letter Agreement as amended by this Amendment and all previous amendments.

5. The Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

7. This Amendment shall be included within the definition of “Loan Documents” as used in the Agreement.

8. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

BORROWER:	FRIEDMAN INDUSTRIES, INCORPORATED

By: /s/ Ben Harper
Name: Ben Harper
Title: Senior Vice President — Finance

BANK:	JPMORGAN CHASE BANK, N.A.

By: /s/ Kevin K. Rech
Name: Kevin K. Rech
Title: Senior Vice President

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EXHIBIT A to the Amended and Restated Letter Agreement dated as of April 1, 1995 by and between
FRIEDMAN INDUSTRIES, INCORPORATED (“Borrower”) and JPMORGAN CHASE BANK, N.A. (“Bank”)
(as the same may be amended, restated and supplemented in writing, the “Letter Agreement”)

REPORTING REQUIREMENTS, FINANCIAL COVENANTS AND COMPLIANCE CERTIFICATE
FOR CURRENT REPORTING PERIOD ENDING                , 20      (“END DATE”)

A. REPORTING PERIOD. THIS EXHIBIT WILL BE IN PROPER FORM AND WILL BE SUBMITTED QUARTERLY.

B. FINANCIAL REPORTING. The Borrower will provide the following financial information within the times indicated:			Compliance Certificate

WHO	WHEN DUE	WHAT	Compliance Circle)
			Yes	No
BORROWER	(i) Quarterly at such time as this statement is submitted to the Securities and Exchange Commission (“SEC”)	The Borrower’s 10-Q together with this Certificate of Compliance duly executed by an officer of the Borrower	Yes	No
	(ii) On an annual basis at such time as this statement is submitted to the Securities and Exchange Commission (“SEC”)	The Borrower’s 10-K together with this Certificate of Compliance duly executed by an officer of the Borrower	Yes	No

C. FINANCIAL COVENANTS. The Borrower will comply with the following financial covenants, defined in accordance with GAAP, incorporating the calculation adjustments indicated on this Compliance Certificate:
COMPLIANCE CERTIFICATE
REOUIRED	ACTUAL REPORTED			Compliance (Circle)
Except as specified otherwise, each covenant will be maintained at all times and reported for each Reporting Period or as of each Reporting Period End Date, as appropriate:	For Current Reporting Period/as of the End Date			Yes	No
I. Maintain a Tangible Net Worth (“TNW”) as adjusted of at	Stockholders’ Equity		$	Yes	No
least $33,000,000.00.	Minus: Goodwill		$
	Other Intangible Assets		$
	Plus: Subordinated Debt		$
	Equals: TNW as adjusted.		$
2. Maintain a Current Ratio of at least 2.00 to 1.00.	$ /	$	=	Yes	No
	Current Assets	Current Liabilities	Current Ratio
3. Maintain a ratio of Total Indebtedness to Tangible Net	$ /	$	=	Yes	No
Worth as adjusted of no more than 1.10 to 1.00.	Total Indebtedness	TNW as adjusted	Ratio

THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE LETTER AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE LETTER AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT A AND THE LETTER AGREEMENT, THE LETTER AGREEMENT SHALL CONTROL.

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower’s most recent Compliance Certificate (if any):

☐	No default or Event of Default has occurred under the Note during the current Reporting Period, or been discovered from a prior period, and not reported.

☐	A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:

EXHIBIT A - Page 1 of 2 Pages

☐ was cured on                          , 20     .

☐ was waived by Bank in writing on                          , 20     .

☐	is continuing.

Description of Event of Default: _ _

Executed this             day of                          , 200     .

BORROWER:    FRIEDMAN INDUSTRIES, INCORPORATED

SIGNATURE: _ _

NAME: _ _

TITLE: _ _

ADDRESS: _ _

       _ _